UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 30, 2004

MAIN STREET BANKS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Georgia	000-25128	58-2104977
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

676 Chastain Road Kennesaw, Georgia	30144
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (770) 422-2888

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On December 30, 2004, Main Street Banks, Inc. (the “Company”) completed the public offering of 225,000 shares of the Company’s common stock, no par value per share, issuable upon the exercise of the underwriter’s over-allotment option. A copy of the press release announcing the closing of this transaction is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

99.1	Press Release of Main Street Banks, Inc., dated December 30, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Main Street Banks, Inc.

December 30, 2004	By:	/s/ Edward C. Milligan
Edward C. Milligan
Chairman and Chief Executive Officer